INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:

        |_|      Preliminary Proxy Statement
        |_|      Confidential, For Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2)
        |_|      Definitive Proxy Statement
        |X|      Definitive Additional Materials
        |_|      Soliciting Material Pursuant to ss.240.14a-12

                          INTERPLAY ENTERTAINMENT CORP.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No Fee Required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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|_|     Fee paid with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3)  Filing party:

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        (4)  Date filed:

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


                          INTERPLAY ENTERTAINMENT CORP.

                             -----------------------

                        LETTER TO STOCKHOLDERS REGARDING
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 10, 2002

                             -----------------------

TO OUR STOCKHOLDERS:

     In connection with our 2002 Annual Meeting of Stockholders, please find enclosed the following Proxy materials:

     o    Notice of Annual Meeting of Stockholders

     o    Proxy Statement for 2002 Annual Meeting of Stockholders

     o    2001 Annual Report of Interplay Entertainment Corp.

     o    Proxy Card

     Please be advised that the enclosed Notice of Annual Meeting of Stockholders, Proxy Statement and 2001 Annual Report provide that the 2002 Annual Meeting of Stockholders will be held on Tuesday, September 17, 2002. After the proxy materials were printed, we decided to change the date of the 2002 Annual Meeting.

     OUR 2002 ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD AT 10:00 A.M. PACIFIC TIME ON THURSDAY, OCTOBER 10, 2002, AT THE SUTTON PLACE HOTEL, 4500 MACARTHUR BOULEVARD, NEWPORT BEACH, CALIFORNIA 92660.

     The enclosed proxy materials are hereby amended to replace all references in the materials to an Annual Meeting date of September 17, 2002 with an Annual Meeting date of October 10, 2002.


September 6, 2002                                  /s/ Jeff Gonzalez
                                                 --------------------------
                                                 Jeff Gonzalez
                                                 Chief Financial Officer

                         INTERPLAY ENTERTAINMENT CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Herve Caen and Jeff Gonzalez, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on October 10, 2002, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.     To elect the Board of Directors' seven nominees as directors:

                    Herve Caen                    Eric Caen
                    Nathan Peck              Michel H. Vulpillat
                   Michel Welter                Maren Stenseth
                  R. Parker Jones


                |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the
                    contrary below)

                |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

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         The undersigned  hereby  confer(s) upon the proxies,  and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.     To amend the Company's 1997 Stock Incentive Plan to increase the number of authorized shares by 6,000,000 shares.

            |_| FOR                    |_| AGAINST                 |_| ABSTAIN

Proposal 3. To amend the Company's Amended and Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of shares of the Company's Common Stock.

            |_| FOR                    |_| AGAINST                 |_| ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated August 23, 2002, and the Letter to Stockholders dated September 6, 2002, relating to the Annual Meeting.

                                  Dated:                                 , 2002
                                        --------------------------------

                                  Signature:
                                            -----------------------------------

                                  Signature:
                                            -----------------------------------

                                  Signature(s) of Stockholder(s)
                                  (See Instructions Below)

                                  The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, adminis-trator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                                  |_| Please  indicate by checking  this box  if
                                      you   anticipate   attending  the   Annual
                                      Meeting.

                                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE


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